Exhibit 10.3

GUARANTY

This GUARANTY dated as of December [___], 2021 (as amended, supplemented or otherwise modified from time to time, this “Guaranty”) is made by the undersigned (together with each other Person that executes a joinder agreement and becomes a “Guarantor” hereunder, each a “Guarantor”, and collectively, the “Guarantors”), in favor of the Agent (as defined below) for the benefit of the Investors (as defined below).

RECITALS

A.       BitNile Holdings, Inc., a Delaware corporation (the “Company”), each party listed as a “Investor” in the Purchase Agreement referenced below (together with their respective successors and assigns, each a “Investor”), and Esousa Holding LLC, a New York limited liability company, as agent for the Investors (the “Agent”) and as an Investor, are parties to that certain Securities Purchase Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which, among other things, the Company shall issue certain Senior Secured Promissory Notes (as amended, supplemented or otherwise modified from time to time, and as replaced or refinanced from time to time, the “Notes”) to the Investors.

B.       The Notes are secured by that certain Security Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Issuer Security Agreement”).

C.       Additionally, the Investors have requested, and the Guarantors have agreed, that the Guarantors shall execute and deliver to the Investors, a guaranty guaranteeing all of the obligations of the Company under the Purchase Agreement, the Notes and the other Transaction Documents until the Notes have been indefeasibly paid in full.

D.       Pursuant to a Pledge and Security Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Guarantor Security Agreement”), the Guarantors have granted to Agent, as Agent for the Investors, a security interest in and lien on their assets to secure their respective obligations under this Guaranty.

D.       Each Guarantor has determined that the execution, delivery and performance of this Guaranty directly benefits, and is in the best interest of, such Guarantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and for other consideration, the sufficiency of which is hereby acknowledged, each Guarantor hereby agrees with each Investor as follows:

SECTION 1.        Definitions. Reference is hereby made to the Purchase Agreement, the Notes and the other Transaction Documents for a statement of the terms thereof. All terms used in this Guaranty, which are defined in the Purchase Agreement and not otherwise defined herein, shall have the same meanings herein as set forth therein.

SECTION 2.        Guaranty. The Guarantors, jointly and severally, hereby unconditionally and irrevocably, guaranty the punctual payment, as and when due and payable, by stated maturity or otherwise (after giving effect to any applicable grace or cure periods), of the Obligations and any other amounts now or hereafter owing by the Company in respect of the Purchase Agreement, the Notes and the other Transaction Documents (such obligations, to the extent not paid by the Company, being the “Guaranteed Obligations”; provided that, when the Notes have been indefeasibly paid in full pursuant to their terms, the term “Guaranteed Obligations” shall not include any of the foregoing obligations under the Purchase Agreement or any other Transaction Documents, and any remaining obligations under such Transaction Documents shall no longer be guaranteed hereby). Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Investors under the Purchase Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of any proceeding commenced by or against the Company or any Guarantor under any provision of the Bankruptcy Code (Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief, and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents, and any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Investors or the Agent in enforcing any rights under this Guaranty, involving the Company, any other Grantor under the Issuer Security Agreement or any Guarantor hereunder (the “Transaction Parties”).

SECTION 3.        Guaranty Absolute; Continuing Guaranty; Assignments.

(a)           The Guarantors, jointly and severally, guaranty that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Investors with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any other Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of any Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i)            any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

(ii)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

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(iii)        any taking, exchange, release or non-perfection of any collateral with respect to the Guaranteed Obligations, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; or

(iv)          any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Investor or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

(b)           This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible payment in full in cash of all Guaranteed Obligations (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations) and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Agent, on behalf of the Investors and their respective successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Agent and any Investor may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent and such Investor herein or otherwise, in each case as provided in the Transaction Documents. Notwithstanding the foregoing and for the avoidance of doubt, this Guaranty will expire and each Guarantor will be automatically released from its obligation hereunder without any further action by any Person upon the indefeasible payment in full in cash of all Guaranteed Obligations (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations).

SECTION 4.        Waivers. To the extent permitted by applicable Law, each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent exhaust any right or take any action against any Transaction Party or any other Person or any Collateral (as defined in each of the Issuer Security Agreement and the Guarantor Security Agreement). Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledge that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

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SECTION 5.        Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other Guarantor that arise from the existence, payment, performance or enforcement of any Guarantor's obligations under this Guaranty, including without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Investors or the Agent against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until the indefeasible payment in full in cash of all Guaranteed Obligations (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations). If any amount shall be paid to a Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Investors and shall forthwith be paid ratably to the Investors to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Transaction Documents, or to be held as collateral for any Guaranteed Obligations thereafter arising. If (a) any Guarantor shall make payment to the Investors of all or any part of the Guaranteed Obligations, and (b) the Investors receive the indefeasible payment in full in cash of all Guaranteed Obligations (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations), the Agent and the Investors will, at such Guarantor's request and expense, promptly execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

SECTION 6.        Representations, Warranties and Covenants.

(a)           Each Guarantor hereby represents and warrants as of the date first written above as follows:

(i)           Each Guarantor is (A) an individual with full capacity, who has knowledge and a complete understanding of the terms set forth in this Guaranty and each other Transaction Document to which Guarantor is a party, and has had the opportunity to consult with counsel regarding the terms, conditions, liabilities and obligations under this Guaranty; or (B)(1) a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization as set forth on the signature pages hereto, (2) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Transaction Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (3) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the conduct of its business makes such qualification necessary except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect.

(ii)          The execution, delivery and performance by each Guarantor of this Guaranty and each other Transaction Document to which such Guarantor is a party (A) in the case of a Guarantor that is an entity, have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) in the case of a Guarantor that is an entity, do not and will not contravene its Organization Documents, or any applicable Law or any material contractual restriction binding on the Guarantor or its properties and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (C) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

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(iii)         No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Transaction Documents to which the Guarantor is a party, other than expressly provided for in any of the Transaction Documents and the filing of any financing statements or similar matters needed in connection with the perfection of the Liens granted under the Transaction Documents.

(iv)          Each of this Guaranty and the other Transaction Documents to which the Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar Laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(v)           There is no pending or, to the knowledge of the Guarantor, threatened in writing action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other Governmental Authority or any arbitrator that:

(A)          if adversely determined, could reasonably be expected to have a Material Adverse Effect or

(B)          relates to this Guaranty or any of the other Transaction Documents to which the Guarantor is a party or any transactions contemplated hereby or thereby.

(vi)          The Guarantor (A) has read and understands the terms and conditions of the Purchase Agreement, the Notes and the other Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the other Transaction Parties, and has no need of, or right to obtain from the Agent or any Investor, any credit or other information concerning the affairs, financial condition or business of the Company or the other Transaction Parties that may come under the control of the Agent or any Investor.

SECTION 7.        Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Investor to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Documents, irrespective of whether or not Agent shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured. Agent agrees to notify in writing the relevant Guarantor promptly after any such set-off and application made by such Investor, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent under this Section 7 are in addition to other rights and remedies (including without limitation, other rights of set-off) which the Agent or any Investor may have under this Guaranty or any other Transaction Document in law or otherwise.

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SECTION 8.        Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by overnight mail or by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Guarantor, to the address for such Guarantor set forth on the signature page hereto, or if to any Investor, to it at its respective address set forth in the Purchase Agreement; or as to any Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (iii) if delivered by hand, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

SECTION 9.        CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE INVESTORS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION. ANY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

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SECTION 10.       WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY INVESTOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY INVESTOR WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTORS ENTERING INTO THE OTHER TRANSACTION DOCUMENTS.

SECTION 11.       Taxes.

(a)          All payments made by any Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future Taxes, deductions, charges or withholdings and all liabilities with respect thereto, other than Excluded Taxes. If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:

(i)           the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to any Investor pursuant to this sentence) each Investor receives an amount equal to the sum it would have received had no such deduction or withholding been made,

(ii)          such Guarantor shall make such deduction or withholding,

(iii)         such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

(iv)          as promptly as possible thereafter, such Guarantor shall send the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Agent, as the case may be) showing payment. In addition, each Guarantor agrees to pay any Other Taxes.

(b)          Each Guarantor hereby indemnifies and agrees to hold the Agent and each Investor (each an “Indemnified Party”) harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11, but excluding Excluded Taxes) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, except to the extent that such Taxes or Other Taxes are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party. This indemnification shall be paid within 30 days from the date on which the Agent makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes and shall include a certification as to the amount of any such Taxes or Other Taxes by the Agent.

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(c)          If any Guarantor fails to perform any of its obligations under this Section 11, such Guarantor shall indemnify the Agent and each Investor for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantors under this Section 11 shall survive the termination of this Guaranty and the payment of the Guaranteed Obligations and all other amounts payable hereunder.

(d)          Any Investor that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Transaction Document shall deliver to the Company, at the time or times reasonably requested by the Company, such properly completed and executed documentation reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Investor, if reasonably requested by the Company, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not such Investor is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation shall not be required if in the Investor's reasonable judgment such completion, execution or submission would subject such Investor to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such, Investor.

(e)           If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any taxes as to which it has been indemnified pursuant to this Section 11 (including by the payment of additional amounts pursuant to this Section 11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 11 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant governmental refunding party with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (e) (plus any penalties, interest or other charges imposed by the relevant governmental refunding party) in the event that such indemnified party is required to repay such refund to such governmental refunding party. Notwithstanding anything to the contrary in this paragraph (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (e) the payment of which would place the indemnified party in a less favorable net after-tax position than the indemnified party would have been in if the tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its tax returns (or any other information that it deems confidential) to the indemnifying party or any other Person.

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SECTION 12.       Miscellaneous.

(a)          Each Guarantor will make each payment hereunder in Dollars and in immediately available funds to each Investor, at such address specified by such Investor from time to time by notice to the Guarantors.

(b)          No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor and the Agent, on behalf of the Investors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)          No failure on the part of the Agent or any Investor to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Investors provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by Law. The rights of the Agent and the Investors under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Agent or any Investor to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

(d)          Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)          This Guaranty shall (i) be binding on each Guarantor and Investor and their respective successors and assigns, and (ii) inure, together with all rights and remedies of the Agent and the Investors hereunder, to the benefit of the Agent and the Investors and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Agent and any Investor may assign or otherwise transfer its rights and obligations under the Purchase Agreement, the Notes or any other Transaction Document to any other Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent or such Investor, as the case may be, herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent on behalf of the Investors.

(f)           Any subsidiary (whether by acquisition or formation) of any Guarantor shall execute and deliver to the Agent and the Investors a joinder to this Guaranty in form and substance reasonably satisfactory to the Agent and the Investors. Upon the execution and delivery of such a joinder by any such subsidiary, such subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein. The execution and delivery of any agreement or instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect, and shall be joint and several with each other Guarantor hereunder, notwithstanding the addition of any new Guarantor hereunder, as though such new Guarantor had originally been named a Guarantor hereunder on the date of this Guaranty.

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(g)          This Guaranty reflects the entire understanding of the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

(h)          Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(i)           This Guaranty may be executed by each party hereto on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement. Delivery of an executed counterpart by facsimile or other method of electronic transmission shall be equally effective as delivery of an original executed counterpart.

(j)           THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

SECTION 13.      Receipt of Payments. Without limiting the obligations of the Guarantors under Section 2 of this Guaranty, if the Agent or any Investor receives from or on behalf of any Guarantor any amount under this Guaranty or any other Transaction Document in a currency other than the currency in which the Guaranteed Obligations are denominated (the “Obligation Currency”), including without limitation, by way of enforcement upon Collateral, the Agent and each Investor is hereby authorized to, and at its sole discretion may, convert such currency into the Obligation Currency for application to the Guaranteed Obligations in accordance with the Transaction Documents. The Guaranteed Obligations shall be satisfied only to the extent of the amount of the Obligation Currency received by the Agent or any Investor from such conversion of the Guaranteed Obligations

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SECTION 14.      Currency; Judgment. Without limiting and in addition to Section 13 of this Guaranty, if for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Guaranty it becomes necessary to convert into the currency of such jurisdiction (herein called the “Judgment Currency”) any amount due hereunder in any currency other than the Judgment Currency, then conversion shall be made at the Exchange Rate prevailing on the Business Day before the day on which (a) the date of actual payment of the amount due, in case of any proceeding in the courts of any jurisdictions that could give effect to such conversion being made on such date, or (b) judgment is given in the case of any proceeding in the courts of any other jurisdiction. In the event that there is a change in the Exchange Rate prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Guarantors will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which when converted at the exchange rate prevailing on the date of payment is the amount then due under this Guaranty. Any additional amount due from the Guarantors under this Section 14 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of any of the Transaction Documents.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

MILTON AULT

By:
Name: Milton Ault

Address for Notices:
[_______________________]
Attn: [______________]
Tel.: [______________]
Email.: [______________]

(Signature Page to Guaranty)

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

KRISTY AULT

By:
Name: Kristy Ault

Address for Notices:
[_______________________]
Attn: [______________]
Tel.: [______________]
Email.: [______________]

Signature page to

Guaranty

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

AULT AND COMPANY, INC.

By:
Name: Milton Ault
Title: Chief Executive Officer

Address for Notices:
[_______________________]
Attn: [______________]
Tel.: [______________]
Email.: [______________]

Signature page to

Guaranty